                                                                   EXHIBIT 10.21

      [LOGO]                [LOGO]Covision                   [LOGO]HEWLETT
     ALTIGEN                      Internet Solutions               PACKARD

          Memorandum of Understanding (MOU) between Hewlett-Packard
     Covision Internet Solutions Program ("HP") and AltiGen, Inc. ("AltiGen")

               This memorandum of understanding is by and between:

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  AltiGen, Inc.                              Hewlett-Packard Company
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  45635 Northport Loop East                  Covision Internet Solutions
  Fremont, CA 94538                          5301 Stevens Creek Blvd
                                             Santa Clara, CA 95051
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The purpose of this MOU is to record the intentions of HP and AltiGen with regard to each party's effort, on a non-exclusive basis, to jointly and cooperatively pursue mutually beneficial customer opportunities. The term of this MOU shall be one (1) year, but may be terminated by either party on thirty-(30) day's prior written notice.

HP agrees to the following:
---------------------------

Business Planning

 .     HP will supply AltiGen with a planning template, which AltiGen will use to develop the HP Covision/AltiGen Business Plan. The Business Plan, which will be an ongoing working document, will include marketing strategies, channel strategies, a communications strategy, and will specify target revenue goals to be realized by both HP and AltiGen as a result of the alliance. The marketing effort could consist of one or more of the following: joint press releases, advertising, direct mail, channel communications, end user communications, etc. HP agrees to review and add HP-specific components of the Business Plan within 7 days of receiving it from AltiGen.

 .     HP agrees to work with AltiGen to regularly monitor the progress of the relationship and to identify areas of opportunity and concern.

 .     HP will introduce AltiGen to other Covision partners who could be valuable to a joint HP/AltiGen solution.

Sales and Marketing

 .     HP will work with AltiGen to identify appropriate channel partners who can deliver the joint HP/AltiGen solution. The channel includes distributors, value-added resellers, corporate resellers, systems integrators, and Internet Service Providers (ISPs).

 .     HP will identify appropriate HP sales and marketing contacts to ensure the effective and efficient delivery of HP/AltiGen solutions to joint customers.

      [LOGO]                [LOGO]Covision                   [LOGO]HEWLETT
     ALTIGEN                      Internet Solutions               PACKARD

           Memorandum of Understanding (MOU) between Hewlett-Packard Covision Internet Solutions Program ("HP") and AltiGen, Inc. ("AltiGen")

Technology and Services

 .     AltiGen may be eligible to receive a loan of one Hewlett-Packard NetServer to be used for software development, compatibility testing, benchmark testing and/or demonstration purposes. This server would be loaned at no charge to AltiGen for six months. After the six-month loan period, AltiGen will have the opportunity to purchase the equipment at a discount, or return the equipment to HP. Loan equipment must be deployed at a location in the U.S.; equipment arrangements for other geographic regions will be made on a case-by-case basis according to local policies. HP will provide assistance to AltiGen for the configuration, installation, and support of the loaned computer technology at no charge to AltiGen.

Internal Promotion and Coordination

 .     HP will feature AltiGen at a "AltiGen Spotlight" meeting within HP to introduce HP internal groups to AltiGen executives and products.

 .     HP will assist with the identification and qualification of opportunities within Hewlett-Packard for the sales and implementation of AltiGen technology, and will highlight already existing AltiGen implementations at HP as proof of the success of the joint solution.

 .     HP will work with AltiGen to identify potential opportunities to integrate
      AltiGen technology into HP products.

Public Relations and Communication

 .     HP will publicize and promote the relationship between AltiGen and HP as part of the HP Covision Internet Solutions Program.

 .     AltiGen and HP agree to use and promote each other's technology through mutually agreed upon channels of marketing communications.

 .     HP will include AltiGen in all possible communications, including the HP reseller mailing list, on a consistent basis.

 .     HP and AltiGen will meet with market analysts and the press to review and promote the strategic relationship.

      [LOGO]                [LOGO]Covision                   [LOGO]HEWLETT
     ALTIGEN                      Internet Solutions               PACKARD

            Memorandum of Understanding (MOU) between Hewlett-Packard Covision Internet Solutions Program ("HP") and AltiGen, Inc. ("AltiGen")

AltiGen agrees to the following:
--------------------------------

Business Planning and Reporting

 .     AltiGen will take the lead in developing a Business Plan for the next
      12-18 months that documents marketing, sales, and channel strategies and tactics, and specifies target revenue goals to be realized by both HP and AltiGen as a result of the partnership. AltiGen agrees to complete the Business Plan within 90 days of signing the MOU.

 .     AltiGen agrees to work with HP and regularly monitor the progress of the relationship, and to identify areas of opportunity and concern.

 .     AltiGen will introduce HP to other companies who could be valuable to the
      AltiGen/HP relationship and/or market space.

 .     Subject to availability of information from HP/AltiGen channels to
      AltiGen, AltiGen will report revenue generated as a result of the HP/AltiGen partnership to HP on a quarterly basis. This information will include HP technology (servers, software, etc) sold as part of the joint HP/AltiGen solution.

Sales and Marketing

 .     AltiGen will work with HP to develop a channel strategy to market its products optimized for HP hardware through selected resellers.

 .     AltiGen will communicate points of contact in AltiGen's organization to ensure the effective and efficient delivery of HP/AltiGen solutions to joint customers.

 .     AltiGen will report revenue generated by the HP/AltiGen solution on a quarterly basis subject to availability of information from HP/AltiGen channels to AltiGen. This revenue information will include information on HP technology leveraged as part of the HP/AltiGen solution.

Technology and Services

 .     AltiGen will optimize the operation of its products on HP technology platforms in exchange for HP computer technology provided to AltiGen.

 .     AltiGen will provide one set of AltiGen product(s) to be used internal to the HP Covision Internet Solutions Program. These products will be provided at no charge to HP.

 .     AltiGen agrees to give HP reasonable access to any technology loaned to
      AltiGen by HP, and to the technology resources responsible for this technology.

 .     AltiGen agrees to register for and maintain membership in HP's Solution
      Provider Program (SPP) Premier Plan, assuming AltiGen meets the program's eligibility requirements. The SPP provides valuable technical information, resources, tools, consulting and equipment programs. The annual cost of the SPP Premier Plan is $850 (subject to change). Certain programs or features may not be

      [LOGO]                [LOGO]Covision                   [LOGO]HEWLETT
     ALTIGEN                      Internet Solutions               PACKARD

           Memorandum of Understanding (MOU) between Hewlett-Packard Covision Internet Solutions Program ("HP") and AltiGen, Inc. ("AltiGen")

      available in some countries. Information about the Solution Provider Program, eligibility requirements, and registration instructions can be found at www.com/go/partners.
               -------------------
Public Relations and Communication

 .     AltiGen agrees that the public announcement of a AltiGen/HP Covision relationship will occur only after a Business Plan has been completed and an HP Covision channel has been identified to deliver the joint solution. Both HP and AltiGen will agree upon timing of the announcement.

 .     AltiGen, when publicly announced, will include the HP Covision logo and link to the Covision Internet site (www.hpcovision.com) on AltiGen's
                                          ------------------
      Internet site. HP will include AltiGen logo and link to the AltiGen Internet Site (www.altigen.com).

 .     AltiGen will aggressively promote the HP Covision Internet Solutions
      Program and the relationship between HP and AltiGen worldwide (press releases, analysts, magazines, web site mentions, inclusion in literature, etc).

 .     AltiGen and HP agree to use and promote each other's technology through mutually agreed upon channels of marketing communications.

 .     AltiGen agrees to explore with HP how HP platforms could be promoted as the "preferred" platform for AltiGen products.

 .     AltiGen will permit HP to publicize and promote this relationship as part of the HP Covision Internet Solutions Program.

      [LOGO]                [LOGO]Covision                   [LOGO]HEWLETT
     ALTIGEN                      Internet Solutions               PACKARD

          Memorandum of Understanding (MOU) between Hewlett-Packard Covision Internet Solutions Program ("HP") and AltiGen, Inc. ("AltiGen")

AltiGen and HP agree that neither will act as a reseller or agent or otherwise represent the other, unless both parties have signed mutually agreeable terms and conditions. In addition, there shall be no fees paid or received by or from one party to the other and there shall be no guarantees, warranties, indemnities, or liabilities except as may pertain to the protection of confidential information as indicated in a signed Confidentiality Agreement.


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AltiGen, Inc.                           Hewlett-Packard Company
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By:   /s/ [ILLEGIBLE]                   By:    /s/ Greg Mihran
      ----------------------------             ---------------------------------
                                               Greg Mihran
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Title:VP of Sales                       Title: Director,
      ----------------------------             Internet Business Development
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Date: 11/9/98                           Date:  11/9/98
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                                                                     Page 5 of 5